 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 ______________________________________

Date of Report (Date of earliest event reported): November 14, 2017

DOUBLE EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37552	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address, including zip code, of principal executive offices)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.

As previously announced, on August 21, 2017, Double Eagle Acquisition Corp. (the “Company”) entered into a Stock Purchase Agreement with Williams Scotsman Holdings Corp., a wholly-owned subsidiary of the Company (the “Holdco Acquiror”), Algeco Scotsman Global S.à r.l. and Algeco Scotsman Holdings KFT, pursuant to which the Holdco Acquiror will, subject to the terms and conditions contained therein, acquire all of the issued and outstanding shares of common stock of Williams Scotsman International, Inc. (“Williams Scotsman”), a wholly-owned subsidiary of Algeco/Scotsman Holding S.à r.l. (“A/S Holding” and, together with its subsidiaries, “Algeco Scotsman”) (the transactions contemplated by the Stock Purchase Agreement, the “Business Combination”). In connection therewith, on November 14, 2017, Algeco Scotsman issued a press release announcing the launch of Williams Scotsman’s offering of $300 million in aggregate principal amount of senior secured notes due 2022 (the “Notes”). The proceeds of the offering will be used, together with funds from other sources, to: (i) fund the Business Combination, (ii) prepay certain Williams Scotsman existing third-party and intercompany indebtedness, (iii) pay fees and expenses incurred in connection with the Business Combination and (iv) provide cash for the combined company’s balance sheet.

A copy of the press release issued by Algeco Scotsman is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes. The Notes have not been registered under Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The information furnished pursuant to this Current Report on Form 8-K, including the exhibit hereto, shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Company filed a registration statement on Form S-4 (File No. 333-220356) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which includes a proxy statement/prospectus, that is both the proxy statement distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters described in the Registration Statement, as well as the prospectus relating to the offer and sale of certain of the securities to be issued in the Business Combination. The Registration Statement was declared effective by the SEC on November 7, 2017 and the definitive proxy statement/prospectus and other relevant documents were mailed to the Company’s shareholders as of October 30, 2017, the record date for the Company’s extraordinary general meeting to be held on November 16, 2017 in connection with the Business Combination. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus included in the Registration Statement as these materials contain important information about Williams Scotsman, the Company and the Business Combination. Shareholders may also obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Morrow Sodali LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, or by phone at (800) 662-5200 or email at DoubleEagle.info@morrowsodali.com.

Participants in the Solicitation

The Company and Williams Scotsman and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s definitive proxy statement/prospectus included in the Registration Statement, which is available free of charge from the sources indicated above.

Cautionary Notice Regarding Forward Looking Statements

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements,” particularly those statements concerning expectations regarding the use of proceeds from the offering. A number of risks and uncertainties could cause the Company and Williams Scotsman’s actual results to differ materially from current projections, forecasts, estimates and expectations relating to the Company, Williams Scotsman and the business combination. Any or all of these forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s and Williams Scotsman’s control.

About Double Eagle Acquisition Corp.

The Company is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination. The Company began trading on Nasdaq in September 2015 and its Class A ordinary shares, units and warrants trade under the ticker symbols EAGL, EAGLU and EAGLW, respectively. The Company is the third Nasdaq-listed special purpose acquisition company sponsored by Jeff Sagansky, CEO, and Harry E. Sloan, founding investor.

About Williams Scotsman International, Inc.

Headquartered in the historic Fells Point area of Baltimore, MD, Williams Scotsman is a specialty rental services market leader providing innovative modular space and portable storage solutions across North America. Williams Scotsman is the modular space supplier of choice for the construction, education, healthcare, government, retail, commercial, transportation, security and energy sectors. With over half a century of innovative history, organic growth and strategic acquisitions, its branch network includes over 90 locations, its fleet is comprised of 76,000 modular space and portable storage units and its customer base has grown to more than 25,000.

Disclaimer

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Algeco Scotsman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Double Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: November 15, 2017		Name: Eli Baker
Title: Vice President, General Counsel and Secretary